Exhibit 99-B.13 SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

Total Return Calculation (Standardized)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 2002 through December 31, 2002; the "5-year rate" is for the period January 1, 1998 through December 31, 2002; the "10-year rate" is for the period January 1, 1993 through December 31, 2002. "Since inception" figures assume the redemption on December 31, 2002 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:
Formula
P(1+T)[n] = ERV
P T n ERV

= a hypothetical initial payment of $1,000
= average annual total return
= number of years
= ending redeemable value at the end of 1, 5, or 10 year periods (or a fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The Total Returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges and administrative expense charges).

Total Return Calculation (Non-Standardized)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 2002 through December 31, 2002; the "3-year rate" is for the period January 1, 2000 through December 31, 2002; the "5-year rate" is for the period January 1, 1998 through December 31, 2002; the "10-year rate" is for the period January 1, 1993 through December 31, 2002.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable early withdrawal charge (which would decrease the level of performance shown if reflected in these calculations), and the "Since inception" figures assume the redemption on December 31, 2002 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

Fund Name	Separate Account	Maintenance Fee	As of Date
AIM Mid Cap Core Equity Fund - Class A	C	$30.00	12/31/2002
AllianceBernstein Growth & Income Fund - Class A	C	$30.00	12/31/2002
American Balanced Fund® - Class R-3	C	$30.00	12/31/2002
Ariel Appreciation Fund	C	$30.00	12/31/2002
Ariel Fund	C	$30.00	12/31/2002
Baron Asset Fund	C	$30.00	12/31/2002
Baron Growth Fund	C	$30.00	12/31/2002
EuroPacific Growth Fund® - Class R-3	C	$30.00	12/31/2002
Evergreen Special Values Fund - Class A	C	$30.00	12/31/2002
Fidelity® Advisor Mid Cap Fund - Class T	C	$30.00	12/31/2002
Fidelity® VIP Contrafund® Portfolio - Initial Class	C	$30.00	12/31/2002
Fidelity® VIP Equity-Income Portfolio - Initial Class	C	$30.00	12/31/2002
Fidelity® VIP Growth Portfolio - Initial Class	C	$30.00	12/31/2002
Franklin Small Cap Value Securities Fund - Class 2	C	$30.00	12/31/2002
Franklin Small-Mid Cap Growth Fund - Class A	C	$30.00	12/31/2002
ING Alger Aggressive Growth Portfolio - Service Class	C	$30.00	12/31/2002
ING American Century Small Cap Value Portfolio - Service Class	C	$30.00	12/31/2002
ING Baron Small Cap Growth Portfolio - Service Class	C	$30.00	12/31/2002
ING Financial Services Fund - Class A	C	$30.00	12/31/2002
ING GNMA Income Fund - Class A	C	$30.00	12/31/2002
ING Intermediate Bond Fund - Class A	C	$30.00	12/31/2002
ING International Fund - Class Q	C	$30.00	12/31/2002
ING International SmallCap Growth Fund - Class A	C	$30.00	12/31/2002
ING JPMorgan Fleming International Portfolio - Service Class	C	$30.00	12/31/2002
ING JPMorgan Mid Cap Value Portfolio - Service Class	C	$30.00	12/31/2002
ING LargeCap Growth Fund - Class A	C	$30.00	12/31/2002
ING MFS Total Return Portfolio - Service Class	C	$30.00	12/31/2002
ING PIMCO Total Return Portfolio - Service Class	C	$30.00	12/31/2002
ING Real Estate Fund - Class A	C	$30.00	12/31/2002
ING Salomon Brothers Aggressive Growth Portfolio - Service Class	C	$30.00	12/31/2002
ING Salomon Brothers Fundamental Value Portfolio - Service Class	C	$30.00	12/31/2002
ING T. Rowe Price Equity Income Portfolio - Service Class	C	$30.00	12/31/2002
ING T. Rowe Price Growth Equity Portfolio - Service Class	C	$30.00	12/31/2002
ING Van Kampen Comstock Portfolio - Service Class	C	$30.00	12/31/2002
ING VP Balanced Portfolio, Inc. - Class R	C	$30.00	12/31/2002
ING VP Bond Portfolio - Class R	C	$30.00	12/31/2002
ING VP Index Plus LargeCap Portfolio - Class R	C	$30.00	12/31/2002
ING VP Index Plus MidCap Portfolio - Class R	C	$30.00	12/31/2002
ING VP Index Plus SmallCap Portfolio - Class R	C	$30.00	12/31/2002
ING VP International Value Portfolio - Class R	C	$30.00	12/31/2002
ING VP Money Market Portfolio - Class R	C	$30.00	12/31/2002
ING VP Small Company Portfolio - Class R	C	$30.00	12/31/2002
ING VP Strategic Allocation Balanced Portfolio - Class R	C	$30.00	12/31/2002
ING VP Strategic Allocation Growth Portfolio - Class R	C	$30.00	12/31/2002
ING VP Strategic Allocation Income Portfolio - Class R	C	$30.00	12/31/2002
ING VP Technology Portfolio - Class R	C	$30.00	12/31/2002
ING VP Value Opportunity Portfolio - Class R	C	$30.00	12/31/2002
INVESCO Health Sciences Fund - Investor Class	C	$30.00	12/31/2002
Legg Mason Value Trust, Inc. - Primary Class	C	$30.00	12/31/2002
Lord Abbett Affiliated Fund - Class A	C	$30.00	12/31/2002
Lord Abbett Mid-Cap Value Fund - Class A	C	$30.00	12/31/2002
Lord Abbett Small-Cap Value Fund - Class A	C	$30.00	12/31/2002
Massachusetts Investors Growth Stock Fund - Class A	C	$30.00	12/31/2002
Mutual Discovery Fund - Class R	C	$30.00	12/31/2002
New Perspective Fund® - Class R-3	C	$30.00	12/31/2002

Fund Name	Separate Account	Maintenance Fee	As of Date
Oppenheimer Capital Appreciation Fund - Class A	C	$30.00	12/31/2002
Oppenheimer Developing Markets Fund - Class A	C	$30.00	12/31/2002
Oppenheimer Global Securities Fund/VA	C	$30.00	12/31/2002
Oppenheimer Main Street® Fund - Class A	C	$30.00	12/31/2002
Pax World Balanced Fund, Inc.	C	$30.00	12/31/2002
PIMCO NFJ Small-Cap Value Fund - Class A	C	$30.00	12/31/2002
Pioneer Equity-Income VCT Portfolio - Class I	C	$30.00	12/31/2002
Pioneer Fund VCT Portfolio - Class I	C	$30.00	12/31/2002
Pioneer High Yield Fund - Class A	C	$30.00	12/31/2002
Pioneer Mid Cap Value VCT Portfolio - Class I	C	$30.00	12/31/2002
T. Rowe Price Mid-Cap Value Fund - Class R	C	$30.00	12/31/2002
Templeton Foreign Fund - Class A	C	$30.00	12/31/2002
Templeton Growth Fund, Inc. - Class A	C	$30.00	12/31/2002
The Growth Fund of America® - Class R-3	C	$30.00	12/31/2002
The Income Fund of America® - Class R-3	C	$30.00	12/31/2002
UBS U.S. Small Cap Growth Fund - Class A	C	$30.00	12/31/2002
Washington Mutual Investors FundSM - Class R-3	C	$30.00	12/31/2002

Fund Name	One Year AUV% - Fund Inc Date	Three Year AUV% - Fund Inc Date	Five Year AUV% - Fund Inc Date	Ten Year AUV% - Fund Inc Date	Inception Year AUV% - Fund Inc Date
AIM Mid Cap Core Equity Fund - Class A	(12.94%)	(0.07%)	4.59%	8.69%	--
AllianceBernstein Growth & Income Fund - Class A	(28.16%)	(8.42%)	(0.22%)	7.55%	--
American Balanced Fund® - Class R-3	(8.43%)	3.12%	3.79%	7.65%	--
Ariel Appreciation Fund	(12.65%)	4.87%	4.86%	9.03%	--
Ariel Fund	(7.33%)	9.22%	5.22%	9.14%	--
Baron Asset Fund	(21.71%)	(12.21%)	(4.68%)	7.59%	--
Baron Growth Fund	(14.16%)	(4.01%)	4.21%	--	14.51%
EuroPacific Growth Fund® - Class R-3	(15.64%)	(16.56%)	0.15%	6.06%	--
Evergreen Special Values Fund - Class A	(9.06%)	5.82%	3.50%	--	10.15%
Fidelity® Advisor Mid Cap Fund - Class T	(20.34%)	(4.43%)	5.86%	--	9.70%
Fidelity® VIP Contrafund® Portfolio - Initial Class	(11.45%)	(11.53%)	1.33%	--	9.72%
Fidelity® VIP Equity-Income Portfolio - Initial Class	(18.89%)	(7.25%)	(1.99%)	7.29%	--
Fidelity® VIP Growth Portfolio - Initial Class	(31.77%)	(21.86%)	(2.65%)	5.96%	--
Franklin Small Cap Value Securities Fund - Class 2	(11.19%)	6.62%	--	--	(1.70%)
Franklin Small-Mid Cap Growth Fund - Class A	(31.12%)	(22.09%)	(2.21%)	8.42%	--
ING Alger Aggressive Growth Portfolio - Service Class	(31.57%)	--	--	--	(29.67%)
ING American Century Small Cap Value Portfolio - Service Class	--	--	--	--	(19.60%)
ING Baron Small Cap Growth Portfolio - Service Class	--	--	--	--	(13.59%)
ING Financial Services Fund - Class A	(15.21%)	5.20%	(2.27%)	11.13%	--
ING GNMA Income Fund - Class A	7.73%	7.53%	5.29%	5.33%	--
ING Intermediate Bond Fund - Class A	8.45%	10.31%	--	--	6.74%
ING International Fund - Class Q	(16.74%)	(16.29%)	(0.10%)	--	1.97%
ING International SmallCap Growth Fund - Class A	(18.76%)	(22.17%)	6.49%	--	6.64%
ING JPMorgan Fleming International Portfolio - Service Class	(19.88%)	(23.36%)	(4.02%)	--	(3.70%)
ING JPMorgan Mid Cap Value Portfolio - Service Class	--	--	--	--	(8.78%)
ING LargeCap Growth Fund - Class A	(37.69%)	(33.22%)	(2.06%)	--	(0.74%)
ING MFS Total Return Portfolio - Service Class	(7.01%)	1.50%	--	--	15.00%
ING PIMCO Total Return Portfolio - Service Class	--	--	--	--	6.64%
ING Real Estate Fund - Class A	2.30%	11.85%	1.53%	--	4.82%

Fund Name	One Year AUV% - Fund Inc Date	Three Year AUV% - Fund Inc Date	Five Year AUV% - Fund Inc Date	Ten Year AUV% - Fund Inc Date	Inception Year AUV% - Fund Inc Date
ING Salomon Brothers Aggressive Growth Portfolio - Service Class	(36.76%)	(31.45%)	(9.58%)	--	(9.66%)
ING Salomon Brothers Fundamental Value Portfolio - Service Class	(26.10%)	--	--	--	(24.28%)
ING T. Rowe Price Equity Income Portfolio - Service Class	(14.96%)	(2.21%)	(0.70%)	3.84%	--
ING T. Rowe Price Growth Equity Portfolio - Service Class	(25.00%)	(13.68%)	(0.78%)	--	(0.41%)
ING Van Kampen Comstock Portfolio - Service Class	--	--	--	--	(17.37%)
ING VP Balanced Portfolio, Inc. - Class R	(12.26%)	(7.16%)	0.36%	6.04%	--
ING VP Bond Portfolio - Class R	5.91%	6.47%	4.36%	4.46%	--
ING VP Index Plus LargeCap Portfolio - Class R	(23.37%)	(16.98%)	(2.21%)	--	3.93%
ING VP Index Plus MidCap Portfolio - Class R	(14.14%)	(1.01%)	5.93%	--	6.58%
ING VP Index Plus SmallCap Portfolio - Class R	(15.23%)	(3.09%)	(1.03%)	--	(0.20%)
ING VP International Value Portfolio - Class R	(17.09%)	(10.06%)	4.25%	--	4.03%
ING VP Money Market Portfolio - Class R	(0.81%)	1.48%	1.99%	2.16%	--
ING VP Small Company Portfolio - Class R	(24.74%)	(7.02%)	0.47%	--	5.35%
ING VP Strategic Allocation Balanced Portfolio - Class R	(11.41%)	(7.42%)	(2.33%)	--	3.46%
ING VP Strategic Allocation Growth Portfolio - Class R	(15.55%)	(10.72%)	(4.02%)	--	3.21%
ING VP Strategic Allocation Income Portfolio - Class R	(6.32%)	(2.75%)	0.21%	--	4.19%
ING VP Technology Portfolio - Class R	(42.56%)	--	--	--	(40.46%)
ING VP Value Opportunity Portfolio - Class R	(27.53%)	(11.53%)	(0.55%)	--	5.16%
INVESCO Health Sciences Fund - Investor Class	(26.89%)	(9.09%)	0.77%	6.11%	--
Legg Mason Value Trust, Inc. - Primary Class	(20.58%)	(13.78%)	2.94%	12.17%	--
Lord Abbett Affiliated Fund - Class A	(20.54%)	(6.86%)	0.71%	8.09%	--
Lord Abbett Mid-Cap Value Fund - Class A	(11.67%)	11.94%	6.88%	10.79%	--
Lord Abbett Small-Cap Value Fund - Class A	(12.98%)	6.34%	2.93%	--	10.19%
Massachusetts Investors Growth Stock Fund - Class A	(29.99%)	(22.40%)	(2.74%)	6.90%	--
Mutual Discovery Fund - Class R	(11.24%)	(1.19%)	2.70%	10.85%	--
New Perspective Fund® - Class R-3	(18.01%)	(12.70%)	2.74%	8.03%	--
Oppenheimer Capital Appreciation Fund - Class A	(27.86%)	(15.86%)	0.15%	7.53%	--
Oppenheimer Developing Markets Fund - Class A	(3.67%)	(6.24%)	3.06%	--	4.58%
Oppenheimer Global Securities Fund/VA	(23.97%)	(12.46%)	3.00%	9.36%	--
Oppenheimer Main Street® Fund - Class A	(21.15%)	(14.61%)	(2.65%)	7.24%	--
Pax World Balanced Fund, Inc.	(10.80%)	(6.39%)	2.84%	6.50%	--
PIMCO NFJ Small-Cap Value Fund - Class A	0.39%	11.43%	2.26%	8.89%	--
Pioneer Equity-Income VCT Portfolio - Class I	(17.74%)	(5.64%)	(0.20%)	--	7.71%
Pioneer Fund VCT Portfolio - Class I	(20.89%)	(11.97%)	(0.96%)	--	0.03%
Pioneer High Yield Fund - Class A	(4.73%)	6.35%	--	--	6.67%
Pioneer Mid Cap Value VCT Portfolio - Class I	(13.23%)	1.40%	1.58%	--	7.05%
T. Rowe Price Mid-Cap Value Fund - Class R	(9.58%)	6.57%	3.89%	--	8.76%
Templeton Foreign Fund - Class A	(10.58%)	(8.75%)	(0.72%)	5.25%	--
Templeton Growth Fund, Inc. - Class A	(11.40%)	(4.60%)	1.15%	7.91%	--
The Growth Fund of America® - Class R-3	(23.82%)	(11.80%)	4.72%	9.31%	--
The Income Fund of America® - Class R-3	(6.67%)	1.07%	1.62%	6.91%	--
UBS U.S. Small Cap Growth Fund - Class A	(20.30%)	(5.86%)	1.00%	--	(0.28%)
Washington Mutual Investors FundSM - Class R-3	(17.38%)	(4.42%)	0.14%	8.72%	--

Fund Name	One Year Product% - w/DSC-SA Inc Date	Five Year Product% - w/DSC-SA Inc Date	Ten Year Product% - w/DSC-SA Inc Date	Inception Year Product% - w/DSC-SA Inc Date
AIM Mid Cap Core Equity Fund - Class A	--	--	--	--
AllianceBernstein Growth & Income Fund - Class A	--	--	--	--
American Balanced Fund® - Class R-3	--	--	--	--
Ariel Appreciation Fund	--	--	--	--
Ariel Fund	--	--	--	--
Baron Asset Fund	--	--	--	--
Baron Growth Fund	--	--	--	--
EuroPacific Growth Fund® - Class R-3	--	--	--	--
Evergreen Special Values Fund - Class A	(13.61%)	--	--	(1.14%)
Fidelity® Advisor Mid Cap Fund - Class T	--	--	--	--
Fidelity® VIP Contrafund® Portfolio - Initial Class	(15.89%)	0.50%	--	8.09%
Fidelity® VIP Equity-Income Portfolio - Initial Class	(22.95%)	(2.79%)	--	6.61%
Fidelity® VIP Growth Portfolio - Initial Class	(35.19%)	(3.44%)	--	5.79%
Franklin Small Cap Value Securities Fund - Class 2	(15.64%)	--	--	(9.75%)
Franklin Small-Mid Cap Growth Fund - Class A	--	--	--	--
ING Alger Aggressive Growth Portfolio - Service Class	--	--	--	(28.18%)
ING American Century Small Cap Value Portfolio - Service Class	--	--	--	(24.61%)
ING Baron Small Cap Growth Portfolio - Service Class	--	--	--	(17.92%)
ING Financial Services Fund - Class A	--	--	--	--
ING GNMA Income Fund - Class A	--	--	--	--
ING Intermediate Bond Fund - Class A	--	--	--	--
ING International Fund - Class Q	--	--	--	--
ING International SmallCap Growth Fund - Class A	--	--	--	--
ING JPMorgan Fleming International Portfolio - Service Class	--	--	--	--
ING JPMorgan Mid Cap Value Portfolio - Service Class	--	--	--	(13.86%)
ING LargeCap Growth Fund - Class A	--	--	--	--
ING MFS Total Return Portfolio - Service Class	--	--	--	--
ING PIMCO Total Return Portfolio - Service Class	--	--	--	1.31%
ING Real Estate Fund - Class A	--	--	--	--
ING Salomon Brothers Aggressive Growth Portfolio - Service Class	--	--	--	--
ING Salomon Brothers Fundamental Value Portfolio - Service Class	--	--	--	(27.14%)
ING T. Rowe Price Equity Income Portfolio - Service Class	--	--	--	--
ING T. Rowe Price Growth Equity Portfolio - Service Class	--	--	--	--
ING Van Kampen Comstock Portfolio - Service Class	--	--	--	(20.77%)
ING VP Balanced Portfolio, Inc. - Class R	(16.65%)	(0.46%)	6.04%	--
ING VP Bond Portfolio - Class R	0.61%	3.51%	4.46%	--
ING VP Index Plus LargeCap Portfolio - Class R	(27.21%)	(3.01%)	--	2.62%
ING VP Index Plus MidCap Portfolio - Class R	(18.44%)	--	--	2.38%
ING VP Index Plus SmallCap Portfolio - Class R	(19.47%)	--	--	(4.18%)
ING VP International Value Portfolio - Class R	(21.25%)	--	--	(17.29%)
ING VP Money Market Portfolio - Class R	(5.78%)	1.15%	2.16%	--
ING VP Small Company Portfolio - Class R	(28.51%)	(0.35%)	--	3.03%
ING VP Strategic Allocation Balanced Portfolio - Class R	(15.85%)	(3.12%)	--	3.46%
ING VP Strategic Allocation Growth Portfolio - Class R	(19.79%)	(4.80%)	--	3.21%
ING VP Strategic Allocation Income Portfolio - Class R	(11.01%	(0.60%)	--	4.19%
ING VP Technology Portfolio - Class R	(45.44%)	--	--	(41.60%)
ING VP Value Opportunity Portfolio - Class R	(31.16%)	(1.36%)	--	2.10%
INVESCO Health Sciences Fund - Investor Class	--	--	--	--
Legg Mason Value Trust, Inc. - Primary Class	--	--	--	--

Fund Name	One Year Product% - w/DSC-SA Inc Date	Five Year Product% - w/DSC-SA Inc Date	Ten Year Product% - w/DSC-SA Inc Date	Inception Year Product% - w/DSC-SA Inc Date
Lord Abbett Affiliated Fund - Class A	--	--	--	--
Lord Abbett Mid-Cap Value Fund - Class A	--	--	--	--
Lord Abbett Small-Cap Value Fund - Class A	--	--	--	--
Massachusetts Investors Growth Stock Fund - Class A	--	--	--	--
Mutual Discovery Fund - Class R	--	--	--	--
New Perspective Fund® - Class R-3	--	--	--	--
Oppenheimer Capital Appreciation Fund - Class A	--	--	--	--
Oppenheimer Developing Markets Fund - Class A	(8.50%)	--	--	(11.80%)
Oppenheimer Global Securities Fund/VA	(27.78%)	--	--	(0.55%)
Oppenheimer Main Street® Fund - Class A	--	--	--	--
Pax World Balanced Fund, Inc.	(15.26%)	--	--	(12.78%)
PIMCO NFJ Small-Cap Value Fund - Class A	--	--	--	--
Pioneer Equity-Income VCT Portfolio - Class I	(21.86%)	--	--	(17.28%)
Pioneer Fund VCT Portfolio - Class I	(24.85%)	--	--	(13.49%)
Pioneer High Yield Fund - Class A	--	--	--	--
Pioneer Mid Cap Value VCT Portfolio - Class I	(17.58%)	--	--	(12.08%)
T. Rowe Price Mid-Cap Value Fund - Class R	--	--	--	--
Templeton Foreign Fund - Class A	--	--	--	--
Templeton Growth Fund, Inc. - Class A	--	--	--	--
The Growth Fund of America® - Class R-3	--	--	--	--
The Income Fund of America® - Class R-3	--	--	--	--
UBS U.S. Small Cap Growth Fund - Class A	--	--	--	--
Washington Mutual Investors FundSM - Class R-3	--	--	--	--

Fund Name	Separate Account Inception Date	Total Subaccount Charge	Free Out	DSC Method
AIM Mid Cap Core Equity Fund - Class A		.0190	0	C
AllianceBernstein Growth & Income Fund - Class A		.0195	0	C
American Balanced Fund® - Class R-3.0175			0	C
Ariel Appreciation Fund		.0210	0	C
Ariel Fund		.0210	0	C
Baron Asset Fund		.0195	0	C
Baron Growth Fund		.0195	0	C
EuroPacific Growth Fund® - Class R-3.0175			0	C
Evergreen Special Values Fund - Class A	01/16/2001	.0200	0	C
Fidelity® Advisor Mid Cap Fund - Class T		.0180	0	C
Fidelity® VIP Contrafund® Portfolio - Initial Class	05/31/1995	.0215	0	C
Fidelity® VIP Equity-Income Portfolio - Initial Class	05/31/1994	.0215	0	C
Fidelity® VIP Growth Portfolio - Initial Class	05/31/1994	.0215	0	C
Franklin Small Cap Value Securities Fund - Class 2	08/31/2001	.0195	0	C
Franklin Small-Mid Cap Growth Fund - Class A		.0195	0	C
ING Alger Aggressive Growth Portfolio - Service Class	05/07/2002	.0175	0	C
ING American Century Small Cap Value Portfolio - Service Class	05/02/2002	.0175	0	C
ING Baron Small Cap Growth Portfolio - Service Class	05/01/2002	.0175	0	C
ING Financial Services Fund - Class A		.0175	0	C
ING GNMA Income Fund - Class A		.0175	0	C
ING Intermediate Bond Fund - Class A		.0175	0	C

Fund Name	Separate Account Inception Date	Total Subaccount Charge	Free Out	DSC Method
ING International Fund - Class Q		.0175	0	C
ING International SmallCap Growth Fund - Class A		.0175	0	C
ING JPMorgan Fleming International Portfolio - Service Class		.0175	0	C
ING JPMorgan Mid Cap Value Portfolio - Service Class	05/03/2002	.0175	0	C
ING LargeCap Growth Fund - Class A		.0175	0	C
ING MFS Total Return Portfolio - Service Class	05/08/2003	.0185	0	C
ING PIMCO Total Return Portfolio - Service Class	05/03/2002	.0175	0	C
ING Real Estate Fund - Class A		.0175	0	C
ING Salomon Brothers Aggressive Growth Portfolio - Service Class		.0175	0	C
ING Salomon Brothers Fundamental Value Portfolio - Service Class	05/21/2002	.0175	0	C
ING T. Rowe Price Equity Income Portfolio - Service Class	05/12/2003	.0185	0	C
ING T. Rowe Price Growth Equity Portfolio - Service Class		.0175	0	C
ING Van Kampen Comstock Portfolio - Service Class	05/06/2002	.0175	0	C
ING VP Balanced Portfolio, Inc. - Class R		.0200	0	C
ING VP Bond Portfolio - Class R		.0210	0	C
ING VP Index Plus LargeCap Portfolio - Class R	10/31/1996	.0215	0	C
ING VP Index Plus MidCap Portfolio - Class R	05/04/1998	.0215	0	C
ING VP Index Plus SmallCap Portfolio - Class R	05/04/1998	.0215	0	C
ING VP International Value Portfolio - Class R	07/26/2001	.0175	0	C
ING VP Money Market Portfolio - Class R		.0225	0	C
ING VP Small Company Portfolio - Class R	05/30/1997	.0175	0	C
ING VP Strategic Allocation Balanced Portfolio - Class R	07/05/1995	.0190	0	C
ING VP Strategic Allocation Growth Portfolio - Class R	07/05/1995	.0190	0	C
ING VP Strategic Allocation Income Portfolio - Class R	07/05/1995	.0190	0	C
ING VP Technology Portfolio - Class R	05/01/2000	.0190	0	C
ING VP Value Opportunity Portfolio - Class R	05/30/1997	.0190	0	C
INVESCO Health Sciences Fund - Investor Class		.0200	0	C
Legg Mason Value Trust, Inc. - Primary Class		.0185	0	C
Lord Abbett Affiliated Fund - Class A		.0195	0	C
Lord Abbett Mid-Cap Value Fund - Class A		.0195	0	C
Lord Abbett Small-Cap Value Fund - Class A		.0195	0	C
Massachusetts Investors Growth Stock Fund - Class A		.0200	0	C
Mutual Discovery Fund - Class R		.0175	0	C
New Perspective Fund® - Class R-3.0175			0	C
Oppenheimer Capital Appreciation Fund - Class A		.0195	0	C
Oppenheimer Developing Markets Fund - Class A	02/21/2001	.0195	0	C
Oppenheimer Global Securities Fund/VA	05/04/1998	.0215	0	C
Oppenheimer Main Street® Fund - Class A		.0195	0	C
Pax World Balanced Fund, Inc.	02/21/2001	.0195	0	C
PIMCO NFJ Small-Cap Value Fund - Class A		.0195	0	C
Pioneer Equity-Income VCT Portfolio - Class I	07/26/2001	.0210	0	C
Pioneer Fund VCT Portfolio - Class I	09/27/2001	.0210	0	C
Pioneer High Yield Fund - Class A		.0195	0	C
Pioneer Mid Cap Value VCT Portfolio - Class I	08/09/2001	.0210	0	C
T. Rowe Price Mid-Cap Value Fund - Class R		.0175	0	C
Templeton Foreign Fund - Class A		.0195	0	C
Templeton Growth Fund, Inc. - Class A		.0195	0	C
The Growth Fund of America® - Class R-3.0175			0	C
The Income Fund of America® - Class R-3.0175			0	C
UBS U.S. Small Cap Growth Fund - Class A		.0195	0	C
Washington Mutual Investors FundSM - Class R-3.0175			0	C

Fund Name	One Year DSC	Three Year DSC	Five Year DSC	Ten Year DSC	Fund Incept. DSC	Sep Acct Incept. DSC
AIM Mid Cap Core Equity Fund - Class A	0.05	0.05	0.04	0		0.05
AllianceBernstein Growth & Income Fund - Class A	0.05	0.05	0.04	0		0.05
American Balanced Fund® - Class R-3	0.05	0.05	0.04	0		0.05
Ariel Appreciation Fund	0.05	0.05	0.04	0		0.05
Ariel Fund	0.05	0.05	0.04	0		0.05
Baron Asset Fund	0.05	0.05	0.04	0		0.05
Baron Growth Fund	0.05	0.05	0.04	0	0	0.05
EuroPacific Growth Fund® - Class R-3	0.05	0.05	0.04	0		0.05
Evergreen Special Values Fund - Class A	0.05	0.05	0.04	0	0	0.05
Fidelity® Advisor Mid Cap Fund - Class T	0.05	0.05	0.04	0	0.04	0.05
Fidelity® VIP Contrafund® Portfolio - Initial Class	0.05	0.05	0.04	0	0	0
Fidelity® VIP Equity-Income Portfolio - Initial Class	0.05	0.05	0.04	0		0
Fidelity® VIP Growth Portfolio - Initial Class	0.05	0.05	0.04	0		0
Franklin Small Cap Value Securities Fund - Class 2	0.05	0.05	0.04	0	0.05	0.05
Franklin Small-Mid Cap Growth Fund - Class A	0.05	0.05	0.04	0		0.05
ING Alger Aggressive Growth Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING American Century Small Cap Value Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING Baron Small Cap Growth Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING Financial Services Fund - Class A	0.05	0.05	0.04	0		0.05
ING GNMA Income Fund - Class A	0.05	0.05	0.04	0		0.05
ING Intermediate Bond Fund - Class A	0.05	0.05	0.04	0	0.05	0.05
ING International Fund - Class Q	0.05	0.05	0.04	0	0	0.05
ING International SmallCap Growth Fund - Class A	0.05	0.05	0.04	0	0	0.05
ING JPMorgan Fleming International Portfolio - Service Class	0.05	0.05	0.04	0	0.04	0.05
ING JPMorgan Mid Cap Value Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING LargeCap Growth Fund - Class A	0.05	0.05	0.04	0	0.04	0.05
ING MFS Total Return Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING PIMCO Total Return Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING Real Estate Fund - Class A	0.05	0.05	0.04	0	0.04	0.05
ING Salomon Brothers Aggressive Growth Portfolio - Service Class	0.05	0.05	0.04	0	0.04	0.05
ING Salomon Brothers Fundamental Value Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING T. Rowe Price Equity Income Portfolio - Service Class	0.05	0.05	0.04	0		0.05
ING T. Rowe Price Growth Equity Portfolio - Service Class	0.05	0.05	0.04	0	0.04	0.05
ING Van Kampen Comstock Portfolio - Service Class	0.05	0.05	0.04	0	0.05	0.05
ING VP Balanced Portfolio, Inc. - Class R	0.05	0.05	0.04	0
ING VP Bond Portfolio - Class R	0.05	0.05	0.04	0
ING VP Index Plus LargeCap Portfolio - Class R	0.05	0.05	0.04	0	0.04	0.04
ING VP Index Plus MidCap Portfolio - Class R	0.05	0.05	0.04	0	0.04	0.05
ING VP Index Plus SmallCap Portfolio - Class R	0.05	0.05	0.04	0	0.04	0.05
ING VP International Value Portfolio - Class R	0.05	0.05	0.04	0	0.04	0.05
ING VP Money Market Portfolio - Class R	0.05	0.05	0.04	0
ING VP Small Company Portfolio - Class R	0.05	0.05	0.04	0	0.04	0.04
ING VP Strategic Allocation Balanced Portfolio - Class R	0.05	0.05	0.04	0	0	0
ING VP Strategic Allocation Growth Portfolio - Class R	0.05	0.05	0.04	0	0	0
ING VP Strategic Allocation Income Portfolio - Class R	0.05	0.05	0.04	0	0	0
ING VP Technology Portfolio - Class R	0.05	0.05	0.04	0	0.05	0.05
ING VP Value Opportunity Portfolio - Class R	0.05	0.05	0.04	0	0.04	0.04
INVESCO Health Sciences Fund - Investor Class	0.05	0.05	0.04	0		0.05
Legg Mason Value Trust, Inc. - Primary Class	0.05	0.05	0.04	0		0.05
Lord Abbett Affiliated Fund - Class A	0.05	0.05	0.04	0		0.05
Lord Abbett Mid-Cap Value Fund - Class A	0.05	0.05	0.04	0		0.05
Lord Abbett Small-Cap Value Fund - Class A	0.05	0.05	0.04	0	0	0.05
Massachusetts Investors Growth Stock Fund - Class A	0.05	0.05	0.04	0		0.05
Mutual Discovery Fund - Class R	0.05	0.05	0.04	0		0.05
New Perspective Fund® - Class R-3	0.05	0.05	0.04	0		0.05
Oppenheimer Capital Appreciation Fund - Class A	0.05	0.05	0.04	0		0.05
Oppenheimer Developing Markets Fund - Class A	0.05	0.05	0.04	0	0.04	0.05
Oppenheimer Global Securities Fund/VA	0.05	0.05	0.04	0		0.05
Oppenheimer Main Street® Fund - Class A	0.05	0.05	0.04	0		0.05
Pax World Balanced Fund, Inc.	0.05	0.05	0.04	0		0.05
PIMCO NFJ Small-Cap Value Fund - Class A	0.05	0.05	0.04	0		0.05
Pioneer Equity-Income VCT Portfolio - Class I	0.05	0.05	0.04	0	0	0.05
Pioneer Fund VCT Portfolio - Class I	0.05	0.05	0.04	0	0.04	0.05
Pioneer High Yield Fund - Class A	0.05	0.05	0.04	0	0.05	0.05
Pioneer Mid Cap Value VCT Portfolio - Class I	0.05	0.05	0.04	0	0	0.05
T. Rowe Price Mid-Cap Value Fund - Class R	0.05	0.05	0.04	0	0.04	0.05
Templeton Foreign Fund - Class A	0.05	0.05	0.04	0		0.05
Templeton Growth Fund, Inc. - Class A	0.05	0.05	0.04	0		0.05
The Growth Fund of America® - Class R-3	0.05	0.05	0.04	0		0.05
The Income Fund of America® - Class R-3	0.05	0.05	0.04	0		0.05
UBS U.S. Small Cap Growth Fund - Class A	0.05	0.05	0.04	0	0.04	0.05
Washington Mutual Investors FundSM - Class R-3	0.05	0.05	0.04	0		0.05